Exhibit 10.27

AMENDMENT NO. 5 TO SUBLEASE AGREEMENT

This Amendment No. 5 to Lease Agreement (this "Amendment") is made and entered into this 25th day of September, 2020, with an effective date of October 1, 2020 (the “Effective Date”), by and between StartUptown dba Avenu ("Tenant"), and NeuBase Therapeutics Inc. ("Subtenant"). Tenant has previously amended its lease agreement with Carnegie Mellon University ("Landlord") dated March 12, 2019 (the "Prime Lease"), a copy of which is attached as an exhibit to this Sublease.

WITNESSETH

WHEREAS, Landlord, Tenant, and Subtenant entered into that certain Lease Agreement, dated as of March 12, 2019, as amended by that certain Amendment No. 1, Amendment No. 2 to Lease Agreement, Amendment No. 3 to Lease Agreement, with an effective date of May 1, 2020 (collectively, the "Lease"), and Amendment No 4, to Lease Agreement with an effective date of October 1, 2020;

WHEREAS, by this Amendment, the parties desire to amend the Lease as provided herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1.	The first sentence of the first paragraph is amended by deleting “2,197 rentable square feet” and replacing it with “2,350 rentable square feet.”

2.	The first sentence of Section 2 of the Lease is amended by deleting “Seven Thousand Three Hundred Dollars and Fifteen Center ($7,303.15)”and replacing it with “Seven Eight Hundred Eleven Dollars and Seventy Four Center ($7,811.74).”

3.	Exhibit A to the Lease is hereby deleted and replaced with Exhibit A attached hereto.

4.	Except as otherwise provided herein, the terms and conditions of the Lease shall remain in full force and effect.

- Signatures Follow -

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first set forth above.

TENANT

/s/ Sean C. Luther
StartUptown dba Avenu
By: Sean C.
Luther Executive Director

SUBTENANT

/s/ Dietrich Stephan
NeuBase Therapeutics, Inc.
By: Dr. Dietrich Stephan